Corporate Presentation February 5, 2018

Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward- looking statements for this purpose and include, among others, statements relating to: the potential advantages of our product candidates; the initiation, design and timing of pre-clinical studies and clinical trials and activities and the reporting of the results thereof; the timing of regulatory submissions and actions; expected milestones; and all other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. Forward-looking statements are based upon our current expectations and assumptions and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially and adversely from those expressed or implied by such statements. Factors that could cause or contribute to such differences include, among others: that interim clinical trial results are not necessarily indicative of final clinical results and final clinical trial results may not be positive with regard to safety or efficacy of FCX-007; uncertainties and delays relating to the initiation, enrollment and completion of pre-clinical studies and clinical trials, including with respect to FCX-007, FCX-013 and our other product candidates; whether pre-clinical study and clinical trial results will validate and support the safety and efficacy of our product candidates; the risk that results seen in pre-clinical studies may not be replicated in humans; varying interpretation of pre-clinical and clinical data; unanticipated or excess costs relating to the development of our gene therapy product candidates; our ability to obtain additional capital to continue to fund operations; our ability to maintain our collaboration with Intrexon Corporation; and the other factors discussed under the caption “Item 1A. Risk Factors” in our most recent Form 10-K and Form 10-Qs which are available through the “Investors—SEC Filings” page of our website at www.fibrocell.com. As a result, you should not place undue reliance on forward-looking statements. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. 2

Proprietary autologous fibroblast cell capabilities + Ex vivo genetic modification of patients’ own fibroblast cells FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) FCX-013 Moderate to Severe Localized Scleroderma Arthritis and related conditions 3 Fibrocell at a Glance Personalized medical breakthroughs for diseases of the skin and connective tissue • Interim data from three patients reported in Phase 1 • First adult patient enrolled in Phase 2 • Obtained FDA allowance to initiate enrollment of pediatric patients in Phase 2  Orphan Drug Designation  Rare Pediatric Disease Designation  Fast Track Designation • Submitted IND to FDA • Completed GLP biodistribution/toxicology study • Safety clinical trial expected to initiate in 2018  Orphan Drug Designation  Rare Pediatric Disease Designation • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy Portfolio being developed in collaboration with

Autologous fibroblasts harvested from patients • Readily sourced, as fibroblasts are the most common cell type in skin and connective tissue • Reduced rejection and immunogenicity concerns because the donor is the patient • Established manufacturing process and regulatory pathway for autologous fibroblasts Lentiviral vector gene transfer • 3rd generation and self- inactivating for additional safety • Accommodates large gene constructs • Transduces both dividing and non-dividing cells • Target gene integration for long-term expression of the protein Ex vivo gene modified cells • Confirmation vector copy number and protein expression levels prior to dosing • Live virus is not administered directly into patients 4 Our Autologous Fibroblast Gene Therapy Platform Delivery Vehicle Vector Ex vivo Modification FCX-007 autologous dermal fibroblasts in culture

Personalized Biologics Approach 5

Development Pipeline 6 Program Condition Target Research Pre-Clinical Development Human Clinical Trials FCX-007 Recessive Dystrophic Epidermolysis Bullosa (RDEB) Type VII Collagen FCX-013 Moderate to Severe Localized Scleroderma MMP-1 Research Arthritis and Related Conditions TBD

FCX-007 Providing Hope for RDEB Patients 7 RDEB patients do not produce type VII collagen (COL7) due to mutation in COL7A1 gene • Main component of anchoring fibrils that connect skin layers FCX-007 is an autologous human dermal fibroblast transduced with a lentiviral (LV) vector encoded for COL7A1 • Local injection to the papillary dermis Photo credit: Science Photo Library

About RDEB

FIBROCELL



NORMAL SKIN
RDEB BLISTERING SKIN
Basal Keratinocytes
Basement Membrane Zone
Laminin 5/332
Collagen I/III
Anchoring Fibrils-Collagen VII
Fibroblasts
BLISTER

© 2017 Fibrocell Science, Inc.

Disease	Current Treatments	Epidemiology
• Cause: A mutation in the *COL7A1* gene that encodes for COL7 • Devastating, progressive, painful blistering disease that often leads to death • Diagnosed at infancy • High mortality rate – 76% of RDEB patients do not live past their 30's[1]	• Current treatments only address symptoms ▪ Bandaging & antibiotics – bandaging alone can exceed $10,000 per month[2] ▪ Feeding tubes ▪ Surgery, including hand and esophageal	**Dystrophic EB (DEB)** ~5,500 – 12,500 US[3] • **RDEB** ~1,100 – 2,500 US[4]

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Functional COL7 Expression Confirmation

Culture supernatant evaluated for *in vitro* COL7 expression

- ELISA assay indicates virus dose-dependent protein expression
- Trimeric form of COL7 produced by RDEB patient fibroblasts transduced with LV-COL7
- Must be trimeric to be functional

COL7 Formation



Trimeric Form
(900kDa)
Antiparallel
Anchoring fibril
NC-1
NC-2 propeptide
Triple helix
Processing and lateral association of dimers
NC-2
Dimerization
α1(VII)

Reference: Bruckner-Tuderman, Leena. Can Type VII Collagen Injections Cure Dystrophic Epidermolysis Bullosa? *Molecular Therapy* (2008) 17 1, 6–7.

In vitro **studies show FCX-007 results in expression of COL7 in functional trimeric form**



Trimeric COL7
(900kDa)
RDEB+ Control
FCX-007-01
FCX-007-02
Purified COL7

COL7 IP
Immunoprecipitation (IP)/Western Blot

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Treating Underlying Pathology of RDEB

FIBROCELL

FCX-007 is a personalized therapeutic approach addressing the underlying cause of RDEB

- RDEB patients lack *COL7A1* gene that plays critical role forming anchoring fibrils & providing integral stability to skin
- *In vitro* studies show production of functional trimeric structure COL7 which RDEB patients lack capability to produce
- *In vivo* studies show COL7 expression detected at basement membrane zone and underlying dermis just 17 days after injection



No COL7 production
RDEB Patient's Non-Transduced Fibroblasts
After FCX-007 transduction COL7 (in green) production begins in same RDEB patient fibroblasts
RDEB Patient's Fibroblasts Transduced with FCX-007
Normal Human Fibroblasts

Xenografts on immunodeficient mice

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FCX-007 Phase 1/2 Clinical Trial Design 11 Title A Phase 1/2 Trial of FCX-007 (Genetically-Modified Autologous Human Dermal Fibroblasts) for Recessive Dystrophic Epidermolysis Bullosa (RDEB) NCT02810951 Primary Objective To evaluate the safety of a single intradermal injection session of FCX-007 Secondary Objective To evaluate wound healing and pharmacology of FCX-007 Investigator Sites Stanford University School of Medicine and Children’s Hospital Colorado Phase 1 Status • Four patients enrolled and dosed • Interim data readout provided in September 2017 • Completed dosing of the fourth patient and performed additional dosing of existing Phase 1 patients in 4Q2017 Phase 2 Status • Six patients ages seven and older targeted for enrollment • One adult patient enrolled; manufacturing in-process • Obtained FDA allowance to initiate enrollment of pediatric patients for Phase 2

FCX-007 Interim Data Readout • Interim readout of data for three NC1+ adult Phase 1 patients, 12 weeks post- administration • Single injection session of FCX-007 to target wounds or preliminary safety assessment • Five wounds treated over three patients ranging from 4.4cm2 to 13.1cm2 in size • FCX-007 was well tolerated through 12 weeks post-administration No serious adverse events or product related adverse events No replication competent lentivirus (RCL) detected  Low to no autoantibody response detected • Positive early trends noted in pharmacology signals and wound healing • The Data Safety Monitoring Board (DSMB) concluded that safety and potential benefit were established, and allowed continuation of enrollment and dosing 12

FCX-007 Interim Readout: Wound Healing

FIBROCELL

- **Digital images captured and tracings performed**
  - Skin tattoos and transparent overlays used as landmarks
- **Wounds monitored in the study prior to dosing were open at each monitoring visit up to 8 months**
- **Compared to the baseline measurement collected at Day 0 pre-administration, wounds healing after a single injection session of FCX-007 resulted as follows:**

Number of Wounds Meeting Criteria	Percent Healing
Four weeks post-administration	
100% (5/5)	$\geq$ 75% healed
12 weeks post-administration	
80% (4/5)*	$\geq$ 70% healed

* Increase in size for one wound from the data set may have potentially destabilized due to biopsy samples collected in the center of the wound bed



Day 0 Pre-Administration
4 Weeks
12 Weeks
75% healed
0% healed

Treated area: 10.3cm^2
Right posterior leg

- White arrows denote tracking tattoo
- Dash lines represent target treatment area
- Day 0 pen markings denote injection locations
- 4 week solid lines denote remaining wounded areas

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FCX-007 Interim Readout: Pharmacology

FIBROCELL

- **Variable pharmacology signals detected throughout the data set in each patient for one or more assays through 12 weeks post-administration (qPCR, electron microscopy, immunofluorescence)**
  - Anchoring fibrils have not been detected to date, whereas COL7 mRNA and COL7 protein have been confirmed in multiple patient samples, including one that detected linear expression of COL7
- **Linear expression of COL7 in the basement membrane zone (BMZ) and expression in the dermis detected through 12 weeks post-administration**



Texas Red – C7/fNC1



Texas Red – C7/fNC1 + DAPI + FITC – laminin 332

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Fibrocell’s existing cGMP cell therapy manufacturing facility in Exton, PA has been designated as the production site for FCX-007 after incorporation into the IND • ~13,000 square foot facility includes:  Cleanroom for cell culture manufacturing  On-site quality control testing laboratories  Cryogenic storage Warehouse and distribution areas  Centrally monitored • Site for remaining clinical and future commercial manufacture of FCX-007, with capacity to serve the U.S. RDEB market • In-house manufacturing expertise for fibroblast-based autologous cell and gene therapy products • Previous experience with commercial autologous fibroblast manufacturing • Multiple site inspections by FDA Manufacturing Experience and Solutions 15

Localized Scleroderma

FIBROCELL

Disease

- Excess production of collagen characterized by skin fibrosis and scars
- Focus on moderate to severe subtypes, including linear
- Thickening may extend to underlying tissue and muscle in children which may impair growth in affected limbs or forehead
- Lesions appearing across joints impair motion and may be permanent



Current Treatments

Current treatments only address symptoms:

- Systemic or topical corticosteroids
- UVA light therapy
- Physical therapy

Epidemiology

- **Localized Scleroderma** ~160,000 sufferers US[5] comprised of different sub-types
  - ~90,000 patients are considered moderate to severe[6]

Photo: Reprinted from the *Journal of the American Academy of Dermatology*, Volume 59, Issue 3, Stéphanie Christen-Zaech, Miriam D. Hakim, F. Sule Afsar, Amy S. Paller. Pediatric morphea (localized scleroderma): Review of 136 patients, Figure 1, pp. 385-396. Copyright Sept 2008. Used with permission from Elsevier Ltd.

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FCX-013 Development Progressing 17 • Product profile  Autologous fibroblasts genetically modified using lentivirus and encoded for matrix metalloproteinase 1 (MMP-1), a protein responsible for breaking down collagen  Incorporates Intrexon’s RheoSwitch Therapeutic System® (RTS®) to control protein expression • RTS® has previous human clinical trial experience • FDA designations  Orphan Drug Designation for treatment of localized scleroderma  Rare Pediatric Disease Designation for treatment of moderate to severe localized scleroderma • Completed GLP toxicology/biodistribution study  Bleomycin fibrosis model using immunocompromised mice (NOD/SCID)  No test article-related clinical observations, body weight changes, changes in clinical pathology parameters, gross observations or organ weight change  No significant vector biodistribution to target organs • IND submitted to FDA • Expect to initiate a safety clinical trial in 2018

FCX-013 Proof-of-Concept Study 18 • Study Design  Bleomycin treated SCID mouse model  N=30 mice over test and control groups  Assessed histologically for reduction of dermal thickness and sub-dermal muscle in the presence of FCX-013 and oral ligand • Result  Bleomycin treatment resulted in skin fibrosis, measured by a significant increase in dermal thickness  Demonstrated that FCX-013 with ligand reduced the dermal thickness of fibrotic tissue to levels similar to non-bleomycin (saline) with ligand treated skin  Further reduced the thickness of the sub-dermal muscle layer Blecomycin treatments Ligand Treatment D0 D28 D29 D39 Cell injection Harvest skin samples CONTROL: Saline (no Bleo) No Cells TEST: Bleomycin FCX-013 CONTROL: Bleomycin Non-Modified Cells

Research Program for Arthritis 19 • Deliver therapeutic protein locally to the joint providing sustained efficacy while avoiding key side effects typically associated with systemic therapy • Combines Fibrocell’s autologous fibroblast technology with Intrexon’s cellular engineering to develop localized gene therapies • Focused on addressing chronic inflammation and degenerative diseases of the joint, including arthritis

Program Milestone Timing FCX-007 FDA grants Fast Track Designation January 2017 FCX-007 Phase 1/2 trial first adult patient dosed February 2017 FCX-013 FDA grants Rare Pediatric Disease Designation June 2017 FCX-007 Phase 1/2 trial interim update September 2017 FCX-007 Enrolled first adult patient in Phase 2 3Q2017 FCX-007 Additional dosing of adult patients in Phase 1 4Q2017 FCX-007 Obtained FDA allowance to initiate pediatric enrollment in Phase 2 January 2018 FCX-013 IND submission January 2018 FCX-007 Dosing of first adult patient in Phase 2 2Q2018 FCX-013 Initiation of safety clinical trial 2018 Milestones and Financials 20 Category Amount Cash at September 30, 2017 $11.9M; closed $10.5M raise (gross) December 2017 Share Count (Outstanding/Fully Diluted) 25.9M/62.5M as of December 28, 2017 Cash Runway Cash into 1Q2019

References 1 Fine, J. et. al. (ed.). Epidermolysis Bullosa: Clinical, Epidemiologic, and Laboratory Advances and the Findings of the National Epidermolysis Bullosa Registry. The John Hopkins University Press, Baltimore, MD, 1999. 2 The Dystrophic Epidermolysis Research Association of America (DebRA). EB brochure, page 6: http://www.debra.org/DebraBrochure; accessed 11/10/17. 3 DEBRA International. What is EB Infographic: http://www.debra-international.org/what-is- eb.html; accessed 11/10/17. 4 Murauer, E, Koller, U, Pellegrini, G, De Luca, M, Bauer, J. Advances in Gene/Cell Therapy in Epidermolysis Bullosa. The Keio Journal of Medicine. 2015; 64. 5 Peterson LS et al. The epidemiology of morphea (localized scleroderma) in Olmsted County 1960-1993. J Rheumatol. 1997; 24:73-80. 6Leitenberger, et. al. Distinct autoimmune syndromes in morphea: a case study of 245 adult and pediatric cases. Arch Dermatol. 2009 May; 145(5):545-550. 21